SUMMIT CASH RESERVES FUND
                    of Financial Institutions Series Trust

                     Supplement dated April 5, 2000 to the
  Prospectus and Statement of Additional Information dated September 28, 1999


     Effective April 17, 2000, shares of the Fund will be available for purchase by investors participating in certain programs or other arrangements which the Fund's Manager or its affiliates sponsor or with which they are involved.


Code #SUMMIT-09-99ALL2